UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2005
CLINICAL DATA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-12716	04-2573920
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

One Gateway Center, Suite 411, Newton, Massachusetts		02458
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 527-9933
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1 Consent of PricewaterhouseCooper LLP
EX-99.1 Audited Consolidated Balance Sheets of Icoria
EX-99.2 Unaudited Consolidated Balance Sheets Icoria
EX-99.3 Unaudited Pro Forma

Explanatory Note
     On December 20, 2005, Irides Acquisition Corporation, a wholly owned subsidiary of Clinical Data, Inc. (the “Company”), was merged with and into Icoria, Inc. (“Icoria”), with Icoria surviving as a wholly-owned subsidiary of the Company (the “Merger”). The Merger was consummated pursuant to the Agreement and Plan of Merger dated as of September 19, 2005, by and among the Company, Irides and Icoria
     This Amendment No. 1 amends and supplements the Current Report on Form 8-K filed by the Company on December 27, 2005. Item 9.01 is hereby amended as follows to include the filing of financial statements and pro forma financial information required by Item 9.01.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
     The information required by Item 9.01(a) is filed as Exhibit 99.1 and 99.2 to this Current Report and is incorporated by reference herein.
(b) Pro Forma Financial Information.
     The unaudited pro forma condensed consolidated balance sheet as of September 30, 2005 is not furnished herein in reliance on Regulation S-X Item 11-02(c), as the transaction has already been reflected in the most recent consolidated balance sheet of the Company as of December 31, 2005, filed with the Company’s quarterly report on Form 10-Q filed with the SEC on February 14, 2006. The Company’s unaudited condensed consolidated balance sheet as of December 31, 2005 and March 31, 2005 appearing in such referenced quarterly report is incorporated by reference herein in its entirety.
     The additional information required by Item 9.01(b) is filed as Exhibit 99.3 to this Current Report and is incorporated by reference herein.
(c) Exhibits.

23.1	Consent of PricewaterhouseCoopers LLP, Icoria’s independent registered public accounting firm.

99.1
Audited consolidated balance sheets of Icoria as of December 31, 2004 and 2003 and the audited consolidated statements of operations and audited consolidated statements of cash flows for the years ended December 31, 2004, 2003 and 2002, including the notes thereto.

99.2	The unaudited consolidated balance sheet of Icoria as of September 30, 2005 and 2004 and the unaudited statements of income and cash flows for the nine months ended September 30, 2005 and 2004.

99.3	The unaudited pro forma condensed combined statement of operations for the year ended March 31, 2005 and the unaudited pro forma condensed combined statement of operations for the nine months ended December 31, 2005, including the notes to such pro forma financial statements describing the pro forma adjustments.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clinical Data, Inc.
By:	/s/ Caesar J. Belbel
Caesar J. Belbel
Executive Vice President, Chief Legal Officer and Secretary

DATE: March 8, 2006

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Icoria’s independent registered public accounting firm. Filed herewith.

99.1
Audited consolidated balance sheets of Icoria as of December 31, 2004 and 2003 and the audited consolidated statements of operations and audited consolidated statements of cash flows for the years ended December 31, 2004, 2003 and 2002, including the notes thereto.

99.2	The unaudited consolidated balance sheet of Icoria as of September 30, 2005 and 2004 and the unaudited statements of income and cash flows for the nine months ended September 30, 2005 and 2004.

99.3
The unaudited pro forma condensed combined statement of operations for the year ended March 31, 2005 and the unaudited pro forma condensed combined statement of operations for the nine months ended December 31, 2005, including the notes to such pro forma financial statements describing the pro forma adjustments.